                                                                    EXHIBIT 99.1


                                  June 2, 1997



ALEX. BROWN & SONS INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CIBC WOOD GUNDY SECURITIES CORP.
MONTGOMERY SECURITIES
PRUDENTIAL SECURITIES INCORPORATED
c/o ALEX. BROWN & SONS INCORPORATED
1 South Street
Baltimore, Maryland  21202


         Re:      Amendment to the Underwriting Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Underwriting Agreement (the "Underwriting Agreement") dated May 22, 1997 among Outdoor Systems, Inc., a Delaware corporation (the "Company"), the Selling Shareholders listed on
Schedule II thereto, and the several underwriters (the "Underwriters") named in
Schedule I thereto for whom you are acting as representatives (the "Representatives"). The Underwriting Agreement provides, among other things, for the sale to the Underwriters of an aggregate of 13,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Firm Shares"), and for the sale of up to 1,950,000 additional shares of the Company's Common Stock (the "Option Shares") by the Company and certain Selling Shareholders upon the exercise of the Underwriters' over-allotment option.

         The Underwriting Agreement is hereby amended by: (i) deleting Schedule III thereto and replacing it with the Schedule III attached hereto; and (ii) deleting the second sentence of paragraph (d) of Section 2 thereof and replacing it with the following:

                  "The exact number of Option Shares to be sold by the Company and each of the Selling Shareholders listed in Schedule III hereto shall be determined by the Company and such Selling Shareholders on or prior to the second business day prior to the Option Closing Date and shall be set forth in a revised
                  Schedule III delivered by the Company and such Selling Shareholders; provided, however, that in no event shall the Company sell less than 975,000 of the Option Shares and that none of the Selling Shareholders will sell more than 487,500 shares."

         All other references to the over-allotment option and Option Shares contained in the Underwriting Agreement and Schedules thereto shall be deemed to be amended consistently with the above.

Alex. Brown & Sons
June 2, 1997
Page 2.


         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding amendment to the Underwriting Agreement.

                                Very truly yours,
                                Outdoor Systems, Inc.


                                By:  /s/ William S. Levine
                                     ----------------------------------------
                                     William S. Levine
                                     Chairman


                                Selling Shareholders

                                Levine Investments Limited Partnership

                                ---------------------------------------------
                                By:  William S. Levine


                                     *
                                ---------------------------------------------
                                Arthur R. and Carole D. Moreno,
                                as joint tenants


                                M-K Link Investments Limited Partnership

                                      *
                                ---------------------------------------------
                                By:  Stephen J. Haberkorn


                                      *
                                ---------------------------------------------
                                Wally C. Kelly


                                * By:


                                /s/ William S. Levine
                                ---------------------------------------------
                                William S. Levine, as Attorney-in-Fact

Alex. Brown & Sons
June 2, 1997
Page 3.



The foregoing Amendment to the Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


ALEX. BROWN & SONS INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CIBC WOOD GUNDY SECURITIES CORP.
MONTGOMERY SECURITIES
PRUDENTIAL SECURITIES INCORPORATED
As Representatives of the several
Underwriters listed on Schedule I
to the Underwriting Agreement


By ALEX. BROWN & SONS INCORPORATED



By: /s/ Jeffrey S. Amling
    ---------------------------------------
     Authorized Officer

                                  SCHEDULE III

                            SCHEDULE OF OPTION SHARES



                                          Maximum Number of                   Percentage of Total
     Number of Seller                  Option Shares to be Sold*            Number of Option Shares*
     ----------------                  -------------------------            ------------------------
Outdoor Systems, Inc.

Levine Investments Limited
  Partnership

Arthur R. and Carole D.
  Moreno, as joint tenants

M-K Link Investments
  Limited Partnership


* To be completed and revised Schedule to be delivered to the Underwriters on or prior to the second business day prior to the Option Closing Date.

                                  SCHEDULE III

                           SCHEDULE OF OPTION SHARES*



                                           Maximum Number of                         Percentage of Total
    Number of Seller                     Option Shares to be Sold                    Number of Option Shares
    ----------------                     ------------------------                    -----------------------
Outdoor Systems, Inc.                          1,500,000                                      76.9

Levine Investments Limited                       250,000                                      12.8
  Partnership

Arthur R. and Carole D.                                0                                       0.0
  Moreno, as joint tenants

M-K Link Investments                             200,000                                      10.3
  Limited Partnership


* Delivered to the Underwriters pursuant to the Underwriting Agreement, as amended.



Dated:  June 3, 1997

                                            Outdoor Systems, Inc.


                                            By: /s/ William S. Levine
                                                -------------------------------
                                                William S. Levine
                                                Chairman


                                            Selling Stockholders listed on
                                            Schedule III to the Underwriting
                                            Agreement, as amended.


                                            By: /s/ William S. Levine
                                                -------------------------------
                                                William S. Levine,
                                                as Attorney-in-Fact